                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 15, 2003



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-E
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   The Servicer's Certificate for the month of March 2003 was distributed to Noteholders on April 15, 2003.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     March 2003.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/  Cindy A. Barmeier

                                 ----------------------------
                                         Cindy A. Barmeier
                                     Assistant Vice President



Date: April 08, 2003

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1998-E
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        31-Mar-03
 Distribution Date:      15-Apr-03
 Distribution #:         52
 W.A.C.                  16.3666%

 W.A.M.                  19.4000


 Trustee:                Wells Fargo
                         Mike Clark  (612) 667-0549

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      5.42900%     5.42900%     $64,000,000.00       039006BH3
         A2                       Fixed      5.60000%     5.60000%    $100,000,000.00       039006BJ9
         A3                       Fixed      5.75000%     5.75000%     $61,000,000.00       039006BK6
                                                                     -----------------
                                       Class A Total                  $225,000,000.00


                                                                     -----------------
                                                                      $225,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1998-E
Distribution Date:   4/15/2003

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3   $147,069.52         $0.00          $0.00          $0.00       $147,069.52     2.41097574            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $147,069.52         $0.00          $0.00          $0.00       $147,069.52                           $0.00


            ==========================================================================================================
 Total       $147,069.52         $0.00          $0.00          $0.00       $147,069.52                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1998-E
Distribution Date:      4/15/2003


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3       $2,255,863.18                $0.00      $2,255,863.18     36.98136361            0.00
                         ---------------------------------------------------------------------------------------
             A Total       $2,255,863.18                $0.00      $2,255,863.18                            0.00

                         ========================================================================================
          Total            $2,255,863.18                $0.00      $2,255,863.18                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1998-E
Distribution Date:       4/15/2003




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      7/15/2002
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      9/15/2003
         A3     $30,692,768.54     $28,436,905.36     503.16014000       466.17877639      0.46617878     10/15/2006
              ------------------------------------
     A Total    $30,692,768.54     $28,436,905.36


              ====================================
      Total     $30,692,768.54     $28,436,905.36





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1998-E
Distribution Date:        4/15/2003


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       1,750,751.41     855,139.27         706,905.80

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                 $31,971.63         $30,692,767.77        $28,436,904.59

   Advances

   ----------

        Beginning Advances                                     75,198.51

        Current Month's Advances                               35,865.33
        Advance Recovery                                      -40,648.13

        Ending Advances                                        70,415.71

   Spread Account Information

   ---------------------------

        Beginning Balance                                   4,500,000.00

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                     325,612.83

        Net Withdraw from the Spread Account                 -328,663.59
        Disbursements of Excess                                     0.00

        Interest earnings on Spread Account                     3,050.76
        Ending Balance                                      4,500,000.00


   Collection Account Summary

  ------------------------------

        Total Interest Received                               390,423.83

        Principal Prepayments                                 482,898.09
        Principal Collected                                 1,145,789.27

        Total Principal Received                            1,628,687.36
        Total Payment Received                              2,019,111.19

        Net Liquidation Proceeds                               90,715.94
        Spread Account Withdraw                               328,663.59

        Collection Account Income                               1,196.41

        Total Available Funds                               2,434,904.33
        Net Payment to Trustee                              2,434,904.33




                 Liquidated Receivabl      Paid in Full Loan     Repurchased Loa     Deferrals

                ---------------------------------------------------------------------


Number                            70                 122                  2              81
Amount                    627,175.82          469,195.83          14,253.69      642,392.22





                      Current                    Current      3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative     Month %      Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     3,312,796.48        N/A          11.6496%    10.6210%      8.25%     9.00%   Yes      N/A        Yes      No
Losses              536,459.88    25,180,556.04    11.3484%    11.1580%      9.41%    11.88%   Yes      No          No      No

Defaults            627,175.82    43,686,206.08   19.7303 %    19.5044%     18.81%    23.76%   Yes      No          No      No
